[LOGO] Merrill Lynch                        Computational Materials
================================================================================


           AFC Mortgage Loan Asset Backed Certificates, Series 1997-1
                           $220,000,000 (Approximate)

                               Subject to Revision


                             Computational Materials


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

The attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication.. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449 - 3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                       2


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

DEPOSITOR:        Superior Bank FSB, will deposit into the Trust Fund mortgage loans originated or purchased by the Depositor.

SERVICER:         The Lee Servicing Company division of the Depositor

TRUSTEE:          LaSalle National Bank

UNDERWRITER:      Merrill Lynch & Co. (Lead) and JP Morgan & Co. (Co.)

                               Ratings               Beg. Amort.    End Amort.
Class        Amount         (Moody's/S&P)   WAL      (Mo./Date)     (Mo./Date)

To Maturity:
A           $220,000,000      Aaa/AAA       3.32     1/Apr.-97      202/Jan.-14

To Call:
A           $220,000,000      Aaa/AAA       3.21     1/Apr.-97      119/Feb.-07

CUT-OFF DATE:     March 1, 1997

EXP. PRICING:     Week of March 3, 1997

EXP. SETTLEMENT:  Week of March 17, 1997

STATED FINAL
MATURITY:         June 2027 (Approximate)

INTEREST/
PRINCIPAL:        The 25th day of each  month (or if such 25th day is not a
                  business day, the next succeeding business day), commencing on April 25, 1997.

SMMEA:            The Class A Certificates will not be SMMEA eligible.

ERISA: Subject to the conditions set forth in the prospectus, it is believed that the Class A Certificates would generally be ERISA eligible. Prospective purchasers should consult theircounsel.

TAX STATUS:       On the  Closing  Date,  a REMIC  election  will be made with respect to certain  assets of the Trust.


                                       3


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

COLLATERAL:        Sub-Pool 1: conventional, fixed-rate mortgage loans secured by first or second liens on one- to four-family residential properties ("Single Family Properties"), residential properties consisting of five or more dwelling units
                   ("Multifamily Properties") and mixed residential and commercial structures ("Mixed Use Properties") plus Sub-Pool
                   1 pre-funding account.

                   Sub-Pool 2: conventional, adjustable rate mortgage loans secured by first liens on Single Family Properties, 2-4 Family Properties and Condominiums indexed to 1-Year CMT and 6 Month LIBOR plus Sub-Pool 2 pre-funding account.

CREDIT
ENHANCEMENT:       Overcollateralization plus 100% FGIC Guarantee of timely
                   receipt of interest on the Class A Certificates and ultimate receipt of principal on the Class A Certificates.

INITIAL
OVERCOLLATERAL-
IZATION: Credit Enhancement with respect to the Class A Certificates will be provided in part by the Initial Overcollateralization Amount resulting from the excess of the sum of the Original Principal Balances of the Sub-Pools and the Pre-Funded Amounts over the initial Certificate Principal Balance as of the Closing Date.

PRE-FUNDING ACCOUNTS:

Original Sub-Pool 1 Pre-Funding Amount: $35,655,423 (approximate)
Original Sub-Pool 2 Pre-Funding Amount: $54,748,701 (approximate)

The Original Sub-Pool 1 and Original Sub-Pool 2 Pre-Funding Amounts will be reduced during the Funding Period (approx. 2 months) by the amounts thereof used to purchase the related Subsequent Mortgage Loans. Any amount remaining at the end of the Funding Period in Sub-Pool 1 and Sub-Pool 2 Pre-Funding Accounts will be used to prepay principal to the Class A Certificates.


                                       4


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

PRINCIPAL AND INTEREST DISTRIBUTIONS:

The Class A Certificates will receive payments of principal and interest from both the Sub-Pool 1 and Sub-Pool 2 Mortgage Loans.

The Class A Certificateholders will receive interest each month on the basis of the actual number of days elapsed in the related interest period divided by 360 days times the Certificate Rate times the Outstanding Balance of the Certificates prior to any distributions. In addition, the Class A
Certificateholders will receive all scheduled and unscheduled principal distributions from Sub-Pool 1 and Sub-Pool 2 until the Class A Certificates are retired.

Class A Certificates:
Prior to the availability of the 5% clean-up call (as defined below):
On each Remittance Date, interest will accrue at the Class A Pass-Through Rate from the preceding Remittance Date (or from the Closing Date in the case of the first Remittance Date) to and including the day prior to the current Remittance Date on the outstanding principal balance of the Class A Certificates. All calculations of interest on the Class A Certificates will be computed on the basis of the actual number of days elapsed in the related interest period and in a year of 360 days. The Class A Pass-Through Rate will be equal to the lesser of
(1) One-Month LIBOR plus [ ]% per annum and (2) the weighted average of the Mortgage Rates minus the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the rate at which monthly premiums are payable to the Certificate Insurer and (d) 0.75% per annum (such difference equaling the "Available Funds Cap Rate").

After the availability of the 5% cleanup call the Class A Pass-Through Rate will increase on and after the date on which the 5% clean-up call becomes available but is not exercised, subject to the Available Funds Cap Rate.

OPTIONAL TERMINATION/5% CLEANUP CALL:

On any Remittance Date on which the outstanding aggregate principal balance of the Mortgage Loans is less than 5% of the sum of each Original Sub-Pool Principal Balance and each Original Pre-Funded Amount relating to each Sub-Pool as of the Cut-off Date.


                                       5


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

MORTGAGE POOL CHARACTERISTICS:

As of March 1, 1997 (the "Cut-off Date") the Depositor will deliver approximately $[38,192,000] of Sub-Pool 1 Loans.

Sub-Pool 1 (Fixed Rate as of February 22, 1997):
Initial Home Equity Loan Principal Balance:              $32,905,961
Properties secured by 1st/2nd Liens:                     46.22%/53.78%
Weighted Average Coupon:                                 11.695%
Weighted Average CLTV:                                   78.0%
Weighted Average Rem. Term:                              213.7 mos.
Weighted Average Original Term:                          214.2 mos.
Geographic Distribution:                                 28 States and D.C.
States w/ >5% Concentrations:                            CO-9.01%, NY-22.11%,
                                                         FL- 9.76%, PA-9.80%,
                                                         IL 7.82%, UT-7.80%,
Balloons (30's due in 15):                               41.13%
Occupancy-
          Owner Occupied:                                93.69%
          Investor Owned:                                6.31%
Property Type-
          Condominium:                                   0.70%
          Multifamily:                                   12.90%
          Single Family:                                 86.40%
Loan Purpose-
          Purchase:                                      11.99%
          Refinance:                                     10.29%
          Cashout:                                       77.72%


                                       6


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

As of March 1, 1997 (the "Cut-off Date") the Depositor will deliver approximately $[98,208,000] of Sub-Pool 2 Loans.

Sub-Pool 2 (Adjustable Rate as of February 22, 1997):
Initial Home Equity Loan Principal Balance:              $83,864,764
Weighted Average Coupon:                                 10.297%
Weighted Average Lifetime Cap:                           16.295%
Weighted Average Lifetime Floor:                         9.557%
Weighted Average Gross Margin:                           6.128%
Negative Amortization:                                   None
Weighted Average Rem. Term:                              359.8 mos.
Weighted Average Original Term:                          360.0 mos.
Properties secured by 1st Liens:                         100.00%
Weighted Average CLTV:                                   79.2%
Geographic Distribution:                                 27 States and D.C.
States w/ >5% Concentrations:                            NY-14.34%, IL-
                                                         12.23%, NJ-9.77%,
                                                         CO-9.59%, PA-8.06%,
                                                         MI-7.33%, UT-6.50%

Balloons:                                                0%
Occupancy-
          Owner Occupied:                                96.11%
          Investor:                                      3.89%
Property Type-
          Condominium:                                   0.27%
          Single Family:                                 90.45%
          2-4 Family:                                    9.27%
Loan Purpose-
          Purchase:                                      34.20%
          Refinance:                                     11.59%
          Cashout:                                       54.22%


                                       7


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

FIXED RATE COLLATERAL PREPAYMENT ASSUMPTION:

With respect to the Fixed Rate Collateral, a 100% Prepayment Assumption assumes constant prepayment rates (CPR) of 2% per annum of the then outstanding principal balance of the Mortgage Loans in Sub-Pool 1 in the first month of the life of the Mortgage Loans and an additional 1.2% per annum each month thereafter until the twenty-first month. Beginning in the twenty-first month and in each month thereafter during the life of the Mortgage Loans 100% Prepayment Assumption assumes a constant prepayment rate of 26% per annum each month.

ADJUSTABLE RATE MORTGAGE LOAN PREPAYMENT ASSUMPTION:

With respect to the Adjustable Rate Mortgage Loans, a 26% constant prepayment rate (CPR) will be used to price the Mortgage Loans.

PREPAYMENT SCENARIOS:

                      Scenario 1     Scenario 2     Scenario 3     Scenario 4     Scenario 5
                      ----------     ----------     ----------     ----------     ----------
Sub-Pool 1 (1)            0%             50%           100%          150%            200%

Sub-Pool 2 (2)            0%             20%            26%           32%             38%

-------------------------------------------------
(1) As a percentage of the Prepayment Assumption.
(2) As a conditional prepayment rate (CPR).

CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 50 bps losses):

(NO CLEAN-UP CALL)
SCENARIO                          1         2         3         4         5
                                  -         -         -         -         -
Class A WAL (yrs.)            18.74      4.77      3.32      2.53      2.04
Class A Exp. Beg. Am.             1        1          1        1          1
Class A Exp. End. Am.           360       263       202       161       129

CLASS A CERTIFICATE PREPAYMENT SENSITIVITY ANALYSIS:
(assuming 50 bps losses):

(5% CLEAN-UP CALL)
SCENARIO                          1         2         3         4         5
                                  -         -         -         -         -
Class A WAL (yrs.)            18.72      4.69      3.21      2.45      1.97
Class A Exp. Beg. Am.             1         1         1         1         1
Class A Exp. End. Am.           353       178       119        89        70


                                       8


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Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received and reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy.

Merrill Lynch Mortgage Capital, Inc.         *** Transactions Finance Group ***
Portfolio: S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF    03/06/1997 10:10 Page 1

              |--------------------------------------------------|
              |       FIXED RATE LOAN (INCLUDING BALLOONS)       |
              |--------------------------------------------------|

Report Profile: AFC971F    SuperCrack Portfolio Summary       Code File: AFC97-1

=============================================================================================|
<- P O O L  T O T A L S -> | AVERAGE|< - -  GROSS COUPON  - - >|<- WTD AVG RMNG TERM ->|WTDAV|
# LOANS    CURRENT BALANCE | CURRBAL|WTDAVG      MIN       MAX |STATD    CALCD     ORIG|L T V|
---------------------------------------------------------------------------------------------|
    645    $    32,905,961 |$ 51,017|11.695     8.500    15.600|213.7             214.2| 78.0|
=============================================================================================|

=====================================================
STATE REPORT             LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
AZ                          18         540,571   1.64
CA                          20       1,380,176   4.19
CO                          56       2,963,621   9.01
CT                          28       1,570,719   4.77
DC                           1          32,989   0.10
DE                           4         153,822   0.47
FL                          76       3,211,963   9.76
GA                           9         434,531   1.32
ID                           3          75,700   0.23
IL                          45       2,573,404   7.82
IN                          12         523,960   1.59
MA                           8         355,631   1.08
MD                          18         989,040   3.01
MI                           4         158,266   0.48
MN                           7         211,354   0.64
NC                          12         390,134   1.19
NJ                          16       1,053,170   3.20
NM                           2         144,230   0.44
NV                           7         287,053   0.87
NY                         104       7,274,742  22.11
OH                          11         734,580   2.23
OR                          13         529,803   1.61
PA                          62       3,224,064   9.80
RI                           1          17,969   0.05
SC                           6         242,714   0.74
UT                          77       2,566,128   7.80
VA                           6         539,650   1.64
WA                          15         491,514   1.49
WI                           4         234,460   0.71

=====================================================
ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
        120                 17         451,828   1.37
        180                447      22,203,695  67.48
        240                123       5,779,153  17.56
        360                 58       4,471,284  13.59

=====================================================
PROPERTY TYPE            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
CONDO                        7         229,933   0.70
MULTI-FAMILY                51       4,245,861  12.90
SINGLE FAMILY              587      28,430,167  86.40

=====================================================
CURRENT BALANCE REPORT   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
       0.01-   10000.00      5          49,935   0.15
   10000.01-   20000.00     86       1,360,925   4.14
   20000.01-   30000.00    147       3,731,186  11.34
   30000.01-   40000.00    112       3,944,714  11.99
   40000.01-   50000.00     76       3,459,859  10.51
   50000.01-   60000.00     51       2,816,930   8.56
   60000.01-   70000.00     39       2,565,386   7.80
   70000.01-   80000.00     24       1,815,238   5.52
   80000.01-   90000.00     15       1,288,120   3.91
   90000.01-  100000.00     20       1,940,202   5.90
  100000.01-  110000.00     16       1,687,834   5.13
  110000.01-  120000.00     17       1,961,517   5.96
  120000.01-  130000.00      7         878,984   2.67
  130000.01-  140000.00      2         275,250   0.84
  140000.01-  150000.00      8       1,175,200   3.57
  150000.01-  160000.00      5         768,000   2.33
  160000.01-  170000.00      2         331,457   1.01
  170000.01-  180000.00      2         348,000   1.06
  180000.01-  190000.00      2         369,166   1.12
  190000.01-  200000.00      1         190,800   0.58
  200000.01-  250000.00      6       1,369,657   4.16
  250000.01-  300000.00      1         276,000   0.84
  300000.01-  350000.00      1         301,600   0.92

=====================================================
REMAINING TERM           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
     108.01-     120.00     15         400,628   1.22
     120.01-     132.00      2          51,200   0.16
     168.01-     180.00    272      13,369,968  40.63
     180.01-     192.00    175       8,833,727  26.85
     228.01-     240.00     71       3,221,562   9.79
     240.01-     252.00     52       2,557,591   7.77
     348.01-     360.00     34       2,446,890   7.44
     360.01+                24       2,024,395   6.15
WTD AVERAGE:     213.69

=====================================================
OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
OWNER OCCUPIED               615      30,828,629  93.69
NON-OWNER OCCUPIED            30       2,077,332   6.31

=====================================================
LIEN POSITION            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
1                          195      15,208,628  46.22
2                          450      17,697,333  53.78


=====================================================
MORTGAGE RATES           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
      8.500-      8.749      1          58,561   0.18
      8.750-      8.999      1          74,383   0.23
      9.000-      9.249      1          41,986   0.13
      9.250-      9.499      6         491,361   1.49
      9.500-      9.749      9         422,236   1.28
      9.750-      9.999     25       1,883,369   5.72
     10.000-     10.249     20       1,179,664   3.58
     10.250-     10.499     11         547,265   1.66
     10.500-     10.749     37       2,303,883   7.00
     10.750-     10.999     32       2,020,105   6.14
     11.000-     11.249     38       2,560,366   7.78
     11.250-     11.499     63       3,493,519  10.62
     11.500-     11.749     40       2,137,269   6.50
     11.750-     11.999     75       3,166,788   9.62
     12.000-     12.249     23       1,097,571   3.34
     12.250-     12.499     39       1,711,707   5.20
     12.500-     12.749     30       1,621,146   4.93
     12.750-     12.999     85       3,696,921  11.23
     13.000-     13.249     20         956,880   2.91
     13.250-     13.499     14         547,456   1.66
     13.500-     13.749     27       1,018,018   3.09
     13.750-     13.999     19         704,392   2.14
     14.000-     14.249     11         522,164   1.59
     14.250-     14.499      3          79,747   0.24
     14.500-     14.749      2          80,378   0.24
     14.750-     14.999      6         209,811   0.64
     15.000-     15.249      1         122,720   0.37
     15.250-     15.499      4          83,387   0.25
     15.500-     15.749      2          72,908   0.22
WTD AVERAGE:     11.695

=====================================================
LOAN PURPOSE             LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
PURCHACE                      44       3,945,693  11.99
REFINANCE                     63       3,386,020  10.29
CASHOUT                      538      25,574,248  77.72

--------------------------------------------------------------------------------
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                                       9

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF   03/06/1997 10:10 Page 2

              |--------------------------------------------------|
              |           RATE LOAN (INCLUDING BALLOONS)         |
              |--------------------------------------------------|

Report Profile: AFC971F     SuperCrack Portfolio Summary      Code File: AFC97-1

=============================================================================================|
<- P O O L  T O T A L S ->| AVERAGE |< - -  GROSS COUPON  - - >|<- WTD AVG RMNG TERM ->|WTDAV|
# LOANS    CURRENT BALANCE| CURRBAL |WTDAVG      MIN       MAX |STATD    CALCD     ORIG|L T V|
---------------------------------------------------------------------------------------------|
    645    $    32,905,961|$ 51,017 |11.695     8.500    15.600|213.7             214.2| 78.0|
=============================================================================================|

=====================================================
UNDERWRITING CLASS       LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
AA                          85       4,340,259  13.19
ANIV                        61       3,170,889   9.64
FD                          73       4,278,238  13.00
I                          206      10,664,416  32.41
II                          67       3,133,342   9.52
III                         44       2,404,528   7.31
IIISE                       30       1,661,918   5.05
IV                          61       2,363,167   7.18
IVPI                        10         457,022   1.39
V                            8         432,183   1.31

=====================================================
COMBINED LOAN-TO-VALUE   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
      20.01-      25.00      1          12,500   0.04
      25.01-      30.00      6         292,592   0.89
      30.01-      35.00      7         266,703   0.81
      35.01-      40.00      6         357,790   1.09
      40.01-      45.00      7         406,938   1.24
      45.01-      50.00      8         335,334   1.02
      50.01-      55.00     13         626,672   1.90
      55.01-      60.00     16         905,970   2.75
      60.01-      65.00     18       1,258,446   3.82
      65.01-      70.00     45       2,414,822   7.34
      70.01-      75.00     44       2,292,789   6.97
      75.01-      80.00    130       7,415,315  22.53
      80.01-      85.00    154       7,601,768  23.10
      85.01-      90.00    190       8,718,322  26.49
WTD AVERAGE:      78.04


--------------------------------------------------------------------------------
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                                       10

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio: S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF    03/06/1997 10:12 Page 1

              |--------------------------------------------------|
              |                 ADJUSTABLE LOANS                 |
              |--------------------------------------------------|

Report Profile: AFC971A     SuperCrack Portfolio Summary      Code File: AFC97-1
================================================================================
<-P O O L  T O T A L S-> | AVERAGE| <- - GROSS COUPON - -> | <-RMNG TRM-> |WTDAV
# LOANS  CURRENT BALANCE | CURRBAL| WTDAVG    MIN     MAX  | STATD   ORIG |L T V
--------------------------------------------------------------------------------
    697  $    83,864,764 |$120,322| 10.297   7.875  13.250 | 359.8  360.0 | 79.2
================================================================================

================================================================================
|<- - M A R G I N - ->|< - - L I F E C A P - - > | < - L I F E F L O O R - > | WTDAV MIN MAX |WTDAVG MIN MAX %>0 | WTDAVG MIN MAX %>0
--------------------------------------------------------------------------------
| 6.128  3.250   9.250|16.295  13.875  19.250  100 |  9.557   6.875  12.625  100
================================================================================

=====================================================
STATE REPORT             LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
NY                          79      12,022,473  14.34
IL                          85      10,256,229  12.23
NJ                          52       8,195,480   9.77
CO                          53       8,040,144   9.59
PA                          81       6,761,069   8.06
MI                          73       6,145,652   7.33
UT                          40       5,449,468   6.50
AZ                          32       4,136,320   4.93
CT                          27       3,395,144   4.05
WA                          17       3,215,994   3.83
FL                          30       2,569,919   3.06
MN                          16       2,031,821   2.42
CA                           7       1,712,950   2.04
OH                          24       1,548,143   1.85
OR                          13       1,450,111   1.73
WI                          18       1,330,922   1.59
GA                           5         826,795   0.99
MD                           6         639,600   0.76
SC                           8         636,789   0.76
NV                           4         606,700   0.72
NC                           5         586,800   0.70
KY                           7         575,600   0.69
IN                           7         493,773   0.59
DC                           1         437,750   0.52
VA                           2         312,125   0.37
NM                           2         245,825   0.29
DE                           2         196,350   0.23
ID                           1          44,820   0.05

=====================================================
ORIGINAL TERM            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
        360                697      83,864,764 100.00

=====================================================
REMAINING TERM           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
     348.01-     360.00    139      16,464,345  19.63
     360.01+               558      67,400,419  80.37
WTD AVERAGE:     359.81

=====================================================
PROPERTY TYPE            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
CONDO                          3         229,800   0.27
MULTI-FAMILY                  63       7,777,701   9.27
SINGLE FAMILY                631      75,857,263  90.45

=====================================================
CURRENT BALANCE REPORT   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
   10000.01-   20000.00      2          30,489   0.04
   20000.01-   30000.00     19         498,718   0.59
   30000.01-   40000.00     24         859,645   1.03
   40000.01-   50000.00     42       1,889,909   2.25
   50000.01-   60000.00     54       2,985,305   3.56
   60000.01-   70000.00     48       3,103,080   3.70
   70000.01-   80000.00     51       3,824,397   4.56
   80000.01-   90000.00     60       5,095,230   6.08
   90000.01-  100000.00     44       4,203,860   5.01
  100000.01-  110000.00     39       4,113,144   4.90
  110000.01-  120000.00     42       4,866,557   5.80
  120000.01-  130000.00     39       4,883,820   5.82
  130000.01-  140000.00     33       4,460,249   5.32
  140000.01-  150000.00     20       2,877,279   3.43
  150000.01-  160000.00     34       5,314,997   6.34
  160000.01-  170000.00     16       2,625,939   3.13
  170000.01-  180000.00     24       4,216,800   5.03
  180000.01-  190000.00     12       2,234,030   2.66
  190000.01-  200000.00     19       3,735,003   4.45
  200000.01-  250000.00     30       6,632,139   7.91
  250000.01-  300000.00     19       5,210,176   6.21
  300000.01-  350000.00      9       3,024,507   3.61
  350000.01-  400000.00      9       3,359,952   4.01
  400000.01-  450000.00      1         437,750   0.52
  450000.01-  500000.00      7       3,381,790   4.03

=====================================================
OCCUPANCY STATUS         LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
OWNER OCCUPIED               663      80,600,452  96.11
NON-OWNER OCCUPIED            34       3,264,312   3.89

=====================================================
LOAN PURPOSE             LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
REFINANCE                     84       9,716,142  11.59
CASHOUT                      384      45,468,926  54.22
PURCHACE                     229      28,679,696  34.20

=====================================================
LIEN POSITION            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
1                          697      83,864,764 100.00


=====================================================
MORTGAGE RATES           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
      7.750-      7.999      2         131,466   0.16
      8.000-      8.249      3         503,100   0.60
      8.250-      8.499      9         875,050   1.04
      8.500-      8.749     38       3,740,994   4.46
      8.750-      8.999     22       3,219,258   3.84
      9.000-      9.249     44       4,218,723   5.03
      9.250-      9.499     35       3,938,971   4.70
      9.500-      9.749     65       9,762,763  11.64
      9.750-      9.999     59       7,320,598   8.73
     10.000-     10.249     46       5,993,971   7.15
     10.250-     10.499     56       6,341,059   7.56
     10.500-     10.749     52       7,073,189   8.43
     10.750-     10.999     73       9,530,317  11.36
     11.000-     11.249     41       4,352,341   5.19
     11.250-     11.499     34       4,595,587   5.48
     11.500-     11.749     24       2,266,163   2.70
     11.750-     11.999     28       4,183,251   4.99
     12.000-     12.249     26       2,524,648   3.01
     12.250-     12.499     14       1,227,750   1.46
     12.500-     12.749     21       1,696,167   2.02
     12.750-     12.999      3         185,400   0.22
     13.000-     13.249      1          68,000   0.08
     13.250-     13.499      1         116,000   0.14
WTD AVERAGE:     10.297

=====================================================
UNDERWRITING CLASS       LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
AA                          71       8,334,835   9.94
ANIV                        92      14,504,351  17.29
FD                          51       8,151,785   9.72
I                          159      17,777,362  21.20
II                          81       9,182,664  10.95
III                         64       7,571,449   9.03
IV                         117      11,092,828  13.23
SE                          38       5,028,021   6.00
V                           24       2,221,469   2.65

--------------------------------------------------------------------------------
Active Filter: RFREQ<>0                                      Requested by: V0.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio:  S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF   03/06/1997 10:12 Page 2

              |--------------------------------------------------|
              |                 ADJUSTABLE LOANS                 |
              |--------------------------------------------------|

Report Profile: AFC971A     SuperCrack Portfolio Summary      Code File: AFC97-1
================================================================================
<-P O O L  T O T A L S->| AVERAGE| <- - GROSS COUPON - -> | <-RMNG TRM-> |WTDAV|
# LOANS  CURRENT BALANCE| CURRBAL| WTDAVG    MIN     MAX  | STATD   ORIG |L T V|
--------------------------------------------------------------------------------
    697  $    83,864,764|$120,322| 10.297   7.875  13.250 | 359.8  360.0 | 79.2|
================================================================================


================================================================================
<- - M A R G I N - -> | < - - L I F E  C A P - - > | < - L I F E   F L O O R - >
 WTDAV   MIN     MAX  | WTDAVG    MIN    MAX   %>0 | WTDAVG    MIN     MAX   %>0
--------------------------------------------------------------------------------
 6.128  3.250   9.250 | 16.295  13.875 19.250  100 |  9.557   6.875  12.625  100
================================================================================

=====================================================
COMBINED LOAN-TO-VALUE   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
      20.01-      25.00      2         134,942   0.16
      25.01-      30.00      5         208,475   0.25
      30.01-      35.00      5         419,985   0.50
      35.01-      40.00      3         204,952   0.24
      40.01-      45.00      7         593,705   0.71
      45.01-      50.00      9       1,004,424   1.20
      50.01-      55.00      9         623,571   0.74
      55.01-      60.00     14       1,486,266   1.77
      60.01-      65.00     31       3,097,114   3.69
      65.01-      70.00     54       6,095,655   7.27
      70.01-      75.00     72       7,917,824   9.44
      75.01-      80.00    195      23,635,914  28.18
      80.01-      85.00    160      22,237,666  26.52
      85.01-      90.00    131      16,204,271  19.32
WTD AVERAGE:      79.16

--------------------------------------------------------------------------------
Active Filter: RFREQ<>0                                      Requested by: V0.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio: S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF  03/06/1997  10:13  Page 1

              |--------------------------------------------------|
              |             ADJUSTABLE LOANS 1YR CMT             |
              |--------------------------------------------------|

Report Profile: CMT        SuperCrack Portfolio Summary       Code File: AFC97-1
================================================================================
<-P O O L  T O T A L S-> | AVERAGE |<- - GROSS COUPON - -> |<-RMNG TRM-> |WTDAV|
# LOANS  CURRENT BALANCE | CURRBAL |WTDAVG    MIN     MAX  |STATD   ORIG |L T V|
--------------------------------------------------------------------------------
     29  $     3,568,271 |$123,044 | 9.585   7.875  11.500 |359.2  360.0 | 77.9|
================================================================================

================================================================================
<- - M A R G I N - -> |< - - L I F E   C A P - - > | < - L I F E   F L O O R - >
 WTDAV   MIN     MAX  |WTDAVG    MIN     MAX   %>0 | WTDAVG    MIN     MAX   %>0
--------------------------------------------------------------------------------
 6.128  4.500   8.250 |15.585  13.875  17.500  100 |  9.585   7.875  11.500  100
================================================================================

=====================================================
PERIODIC CAP (CMT)       LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
      2.000                 29       3,568,271 100.00

=====================================================
LIFECAP (CMT)            LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
     13.750-     13.999      1          49,966   1.40
     14.000-     14.249      1          93,500   2.62
     14.500-     14.749      4         818,136  22.93
     14.750-     14.999      3         377,228  10.57
     15.250-     15.499      3         490,553  13.75
     15.500-     15.749      2         352,400   9.88
     15.750-     15.999      4         281,276   7.88
     16.000-     16.249      1         155,800   4.37
     16.250-     16.499      2         188,000   5.27
     16.500-     16.749      2         129,175   3.62
     16.750-     16.999      2         247,192   6.93
     17.000-     17.249      1          95,500   2.68
     17.250-     17.499      2         232,800   6.52
     17.500-     17.749      1          56,745   1.59
WTD AVERAGE:     15.585

=====================================================
MARGIN REPORT (CMT)      LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
      4.500-      4.749      2         143,466   4.02
      5.000-      5.249      3         431,964  12.11
      5.250-      5.499      1         386,172  10.82
      5.500-      5.749      2         419,099  11.75
      5.750-      5.999      1         134,182   3.76
      6.000-      6.249      5         291,276   8.16
      6.250-      6.499      2         352,400   9.88
      6.500-      6.749      2         293,800   8.23
      6.750-      6.999      3         354,000   9.92
      7.000-      7.249      2         159,675   4.47
      7.250-      7.499      2         176,692   4.95
      7.500-      7.749      3         267,145   7.49
      8.250-      8.499      1         158,400   4.44
WTD AVERAGE:      6.128

=====================================================
NEXT RATE CHANGE (CMT)   LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=12
    * * * all loans meet subfilter criteria * * *
9703                         1          91,000   2.55
9704                         2         419,099  11.75
9705                         1          56,745   1.59
9706                         1          63,675   1.78
9707                         6         838,318  23.49
9708                        15       1,740,441  48.78
9709                         3         358,992  10.06


--------------------------------------------------------------------------------
Active Filter:  RFREQ=12                                     Requested by: V0.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio: S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF    03/06/1997 10:14 Page 1

              |--------------------------------------------------|
              |        ADJUSTABLE LOANS 6 MONTH LIBOR 2/28       |
              |--------------------------------------------------|

Report Profile: LIBOR      SuperCrack Portfolio Summary       Code File: AFC97-1
================================================================================
<-P O O L  T O T A L S-> | AVERAGE | <- - GROSS COUPON - -> |<-RMNG TRM->|WTDAV|
# LOANS  CURRENT BALANCE | CURRBAL | WTDAVG    MIN     MAX  |STATD   ORIG|L T V|
--------------------------------------------------------------------------------
    529  $    61,886,528 |$116,988 | 10.360   7.875  13.250 |359.9  360.0| 79.6|
================================================================================

================================================================================
<- - M A R G I N - -> | < - - L I F E   C A P - - > |< - L I F E   F L O O R - >
 WTDAV   MIN     MAX  | WTDAVG    MIN     MAX   %>0 |WTDAVG    MIN     MAX   %>0
--------------------------------------------------------------------------------
 5.944  3.250   8.500 | 16.360  13.875  19.250  100 | 9.360   6.875  12.250  100
================================================================================

=====================================================
PERIODIC CAP (LIBOR)     LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=6
    * * * all loans meet subfilter criteria * * *
      1.000                529      61,886,528 100.00

=====================================================
MARGIN REPORT (LIBOR)    LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
      3.250-      3.499      1          81,500   0.13
      3.500-      3.749      1         294,000   0.48
      3.750-      3.999     35       2,972,276   4.80
      4.500-      4.749     52       5,013,518   8.10
      4.750-      4.999      6         988,447   1.60
      5.000-      5.249     40       4,588,916   7.42
      5.250-      5.499     33       5,226,674   8.45
      5.500-      5.749     24       2,978,963   4.81
      5.750-      5.999     46       4,906,678   7.93
      6.000-      6.249     54       5,848,397   9.45
      6.250-      6.499     48       7,799,702  12.60
      6.500-      6.749     36       4,908,652   7.93
      6.750-      6.999     48       5,527,212   8.93
      7.000-      7.249     28       2,722,496   4.40
      7.250-      7.499     23       1,849,668   2.99
      7.500-      7.749     38       4,105,729   6.63
      7.750-      7.999      5         814,088   1.32
      8.000-      8.249      4         507,950   0.82
      8.250-      8.499      5         564,100   0.91
      8.500-      8.749      2         187,563   0.30
WTD AVERAGE:      5.944

=====================================================
NEXT RATE CHANGE (LIBOR  LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
9811                         1         125,754   0.20
9812                         7         838,755   1.36
9901                        62       7,700,705  12.44
9902                       421      48,062,889  77.66
9903                        38       5,158,425   8.34

=====================================================
LIFECAP REPORT           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
     13.750-     13.999      1          81,500   0.13
     14.000-     14.249      1         294,000   0.48
     14.250-     14.499      8         758,950   1.23
     14.500-     14.749     29       2,474,049   4.00
     14.750-     14.999     12       1,716,680   2.77
     15.000-     15.249     40       3,589,913   5.80
     15.250-     15.499     15       2,091,475   3.38
     15.500-     15.749     49       7,175,389  11.59
     15.750-     15.999     41       4,945,468   7.99
     16.000-     16.249     29       3,513,719   5.68
     16.250-     16.499     42       4,552,351   7.36
     16.500-     16.749     39       5,515,873   8.91
     16.750-     16.999     64       8,234,883  13.31
     17.000-     17.249     37       3,822,472   6.18
     17.250-     17.499     22       3,199,464   5.17
     17.500-     17.749     18       1,544,618   2.50
     17.750-     17.999     21       2,912,106   4.71
     18.000-     18.249     24       2,395,459   3.87
     18.250-     18.499     14       1,227,750   1.98
     18.500-     18.749     18       1,471,009   2.38
     18.750-     18.999      3         185,400   0.30
     19.000-     19.249      1          68,000   0.11
     19.250-     19.499      1         116,000   0.19
WTD AVERAGE:     16.360


--------------------------------------------------------------------------------
Active Filter: RFREQ=6 AND (PROGRAMTYP=026 OR PROGRAMTYP=626)
                                                             Requested by: V0.32

Merrill Lynch Mortgage Capital, Inc.          *** Transactions Finance Group ***
Portfolio: S:\DATA\DEALS\ALLIANCE\AFC97-1\AFC97-1.DBF    03/06/1997 10:15 Page 1

              |--------------------------------------------------|
              |         ADJUSTABLE LOANS 6 MONTH NO 2/28         |
              |--------------------------------------------------|

Report Profile: LIBOR      SuperCrack Portfolio Summary       Code File: AFC97-1
================================================================================
<-P O O L  T O T A L S-> | AVERAGE | <- - GROSS COUPON - -> |<-RMNG TRM->|WTDAV|
# LOANS  CURRENT BALANCE | CURRBAL | WTDAVG    MIN     MAX  |STATD   ORIG|L T V|
--------------------------------------------------------------------------------
    139  $    18,409,965 |$132,446 | 10.220   8.125  12.625 |359.5  360.0| 78.1|
================================================================================

================================================================================
<- - M A R G I N - -> | < - - L I F E   C A P - - > |< - L I F E   F L O O R - >
 WTDAV   MIN     MAX  | WTDAVG    MIN     MAX   %>0 |WTDAVG    MIN     MAX   %>0
--------------------------------------------------------------------------------
 6.745  4.500   9.250 | 16.214  14.125  18.625  100 |10.214   8.125  12.625  100
================================================================================

=====================================================
PERIODIC CAP (LIBOR)     LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ=6
    * * * all loans meet subfilter criteria * * *
      1.000                139      18,409,965 100.00

=====================================================
MARGIN REPORT (LIBOR)    LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
      4.500-      4.749      1         115,600   0.63
      5.000-      5.249      7         672,773   3.65
      5.250-      5.499      9       1,141,886   6.20
      5.500-      5.749      2         506,058   2.75
      5.750-      5.999     17       1,388,785   7.54
      6.000-      6.249     10         974,295   5.29
      6.250-      6.499     10       2,049,395  11.13
      6.500-      6.749      8       1,571,284   8.53
      6.750-      6.999     18       2,650,137  14.40
      7.000-      7.249      7         872,930   4.74
      7.250-      7.499      9       1,138,948   6.19
      7.500-      7.749     13       1,886,447  10.25
      7.750-      7.999     11       1,104,121   6.00
      8.000-      8.249      4         564,377   3.07
      8.250-      8.499      4         627,260   3.41
      8.500-      8.749      7         965,330   5.24
      8.750-      8.999      1          84,912   0.46
      9.250-      9.499      1          95,426   0.52
WTD AVERAGE:      6.745

=====================================================
NEXT RATE CHANGE (LIBOR  LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
9703                         2         236,626   1.29
9704                         4         638,573   3.47
9705                         4         312,710   1.70
9706                         9       1,042,065   5.66
9707                        39       4,100,320  22.27
9708                        73      10,776,921  58.54
9709                         8       1,302,750   7.08

=====================================================
LIFECAP REPORT           LOANS     CURRENT BAL  %POOL
-----------------------------------------------------
Subfilter:  RFREQ= 6
    * * * all loans meet subfilter criteria * * *
     14.000-     14.249      1         115,600   0.63
     14.250-     14.499      1         116,100   0.63
     14.500-     14.749      5         448,808   2.44
     14.750-     14.999      7       1,125,350   6.11
     15.000-     15.249      4         628,810   3.42
     15.250-     15.499     17       1,356,943   7.37
     15.500-     15.749     15       2,347,098  12.75
     15.750-     15.999     14       2,093,854  11.37
     16.000-     16.249     16       2,324,452  12.63
     16.250-     16.499     12       1,600,708   8.69
     16.500-     16.749     10       1,316,017   7.15
     16.750-     16.999      7       1,048,242   5.69
     17.000-     17.249      3         434,369   2.36
     17.250-     17.499     10       1,163,322   6.32
     17.500-     17.749      5         664,800   3.61
     17.750-     17.999      7       1,271,145   6.90
     18.000-     18.249      2         129,189   0.70
     18.500-     18.749      3         225,158   1.22
WTD AVERAGE:     16.214

--------------------------------------------------------------------------------
Active Filter: (RFREQ=6 AND PROGRAMTYP<>026) AND (PROGRAMTYP<>626)
                                                             Requested by: V0.32


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